SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2003

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

01-28190	01-0413282
(Commission file number)	(IRS employer identification no.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Item 5—Other Events and Required FD Disclosure

The Board of Directors of Camden National Corporation declared a $0.17 per share dividend payable on April 30, 2003 for shareholders of record on April 15, 2003.

Item 7—Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1    Press Release announcing dividend declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Date:  March 25, 2003

CAMDEN NATIONAL CORPORATION

By:	/s/ GREGORY A. DUFOUR
Gregory A. Dufour Senior Vice President—Finance, Operations & Technology and Principal Financial Officer